OTHER LONG-TERM OBLIGATIONS AND DEFERRED CREDITS	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
OTHER LONG-TERM OBLIGATIONS AND DEFERRED CREDITS
OTHER LONG-TERM OBLIGATIONS AND DEFERRED CREDITS

Other long-term obligations and deferred credits are comprised primarily of the Long-Term Incentive Plan, or LTIP, that we entered into with the former equity owners of the Bode Companies, as part of the acquisition of the Bode Companies during the fourth quarter of 2012. In accordance with the agreement, we are obligated to make certain annual payments to the former owners of the Bode Companies upon the achievement of certain pre-defined incremental sales volume milestones. The LTIP was valued based on the net present value of the expected future payments, using a discount rate of 7.0% and is capped at a net present value of $7.0 million. The total obligation of $7.0 million is classified as a long-term liability on our consolidated balance sheet at December 31, 2012, and reflects the portion we expect to pay beyond 2013 and within the six year term of the agreement. The discount on the LTIP will be accreted to interest expense over the period during which payments are expected to be made. Our first payment will be due in January 2014. We expect our obligation to cease during 2018.

The remaining other long-term obligations and deferred credits balances consists primarily of the long-term portion of our income tax liability (see Note 17).